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# 2020 Annual Shareholder Meeting

June 4, 2020

Northwest Pipe Company

# Meeting Agenda

## **Chairman's Remarks**: Richard Roman

- Preliminary procedural matters
- Matters for shareholder consideration:
  - Election of directors
  - Advisory vote on executive compensation
  - Ratification of appointment of Moss Adams LLP
- Vote count: shareholders use "Vote Here!" button
- Adjournment

## **Business Update:** Scott Montross

- COVID-19 response
- Operational & financial highlights

## **Question & Answer Session**

- Use the text box to ask questions

Northwest Pipe Company



# Our Board of Directors

## CONTINUING DIRECTORS

### Richard Roman

- Serving since 2003; Chairperson of the Board since 2013
- Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

### Keith Larson

- Serving since 2007
- Retired VP Intel Corporation and Sr. Managing Director of Intel Capital

### Mike Franson

- Serving since 2016
- Retired Managing Director KPMG Corporate Finance LLC; co-founder of St. Charles Capital

## NOMINEES FOR ELECTION

### Scott Montross

- Serving since 2013
- President and CEO of the Company; previously EVP of Evraz North America

### John Paschal

- Serving since 2019
- President of Temtco Steel a Division of Klockner Metals Corporation

### William Yearsley

- Serving since 2020
- Interim CEO and Director of Sioux Creek Silica LLC and Lead Outside Director of Tri-Arc LLC

# Matters for Shareholder Consideration

***Voting Proposals as set forth in the Proxy***

1. Elect three (3) directors
2. Hold an advisory vote on executive compensation
3. Ratify the appointment of Moss Adams LLP as the Company's independent public accounting firm for 2020

***Summary of Voting Results***




Business Update

# Forward-Looking Statements

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity, the timing of customer orders and deliveries, production schedules, the price and availability of raw materials, price and volume of imported product, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate Geneva Pipe and Precast Company and other acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, the impacts of recent U.S. tax reform legislation on the Company's results of operations, the adequacy of the Company's insurance coverage, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, natural disasters, and the impact of pandemics, epidemics, or other public health emergencies, such as the recent outbreak of coronavirus disease 2019 ("COVID-19"), and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

# Non-GAAP Measures

The Company is presenting backlog including confirmed orders. This non-GAAP financial measure is provided to better enable investors and others to assess the Company's results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

# COVID-19 Response

*Our #1 priority is the health and safety of all of our employees.*

## ACTIONS TAKEN

- Provide Increased facility sanitation measures
- Promote "social distancing"
- Stagger employee schedules
- Facilitate employees ability to work from home
- Guide employees on preemptive measures as outlined by the CDC
- Offer additional paid sick leave to support employees and their families

## OPERATIONS IMPACT

- US Plants deemed essential[1]
  - Continue to operate and produce critical water infrastructure products
- Mexican government ordered temporary closure of SLRC[2] manufacturing facility
  - Represents ~1/6 of total production or 18% of total steel pressure pipe capacity
  - Utilizing existing US plant capacity to absorb order volume

(1) Per the guidance of the United States Department of Homeland Security Cybersecurity and Infrastructure Security Agency ("CISA").
(2) SLRC = The Company's water infrastructure manufacturing facility in San Luis Rio Colorado, Mexico.

# About Northwest Pipe Company

- 10 strategically located manufacturing facilities
  - Nine spread across the United States
  - And another in San Luis Rio Colorado, Mexico
- Markets supplied:
  - Steel pressure pipe
  - Concrete pipe and precast
  - Microtunneling



# Largest supplier of engineered steel pressure pipe for Water Infrastructure Market

- Nationwide footprint with largest market share in peer group
- Serve a wide range of markets including water transmission, plant piping, tunnels, and river crossings
- Supplier of choice for long-distance, raw-water transmission programs
- Industry leader best positioned for further growth and consolidation:
  - Largest, most flexible capabilities in the Water Transmission Market
  - Permalok® - product of choice for casing pipe in microtunneling application
  - Strong relationships with agencies, engineers, and contractors

# Growth Strategy

***Northwest Pipe's growth strategy is to expand into a broader water market to capitalize on the unique attributes of its market position, capabilities, reputation, nationwide sales, and distribution footprint.***

**Northwest Pipe's goal is to create transformational growth and profitability in order to drive shareholder value.**

The strategy is two-pronged:

1. Maximize its steel pressure pipe water transmission business by being opportunistic with the limited but identified potential acquisition opportunities.
2. Growth in precast concrete water market through expansion or acquisitions.

# Geneva Pipe and Precast Business

***Northwest Pipe completed the acquisition of Geneva Pipe and Precast on January 31, 2020 for $49.4 million.***

## INNOVATIVE PRODUCTS

- Developed for stormwater and sanitary sewer applications for cities and municipalities
- Extends the life of concrete pipe and manholes for sewer applications
- Potential for future organic growth opportunities

## STRATEGIC OVERLAP

- Significantly expands addressable market
- Serves smaller scale, more transactional projects
- Potential to cross-sell products across combined footprint

## STRONG PERFORMANCE

- Strong financial performance with attractive profit margins and top-line growth
- Scalable business model with faster cash conversion cycle
- Strong brand reputation and relationships in the industry

# Durable Business Model and Strategy

***While the duration and future impact of the COVID-19 pandemic remains unclear, Northwest Pipe believes its business is very well positioned to withstand the challenging circumstances.***

- Operations have been deemed essential to provide critical water transmission systems in the U.S.
- Robust backlog of $224[1] million remains high by historical standards
- 2020 bidding activity projected to remain strong
- Strong balance sheet and solid liquidity position
- Variable cost structure provides financial flexibility

*(1) As of March 31, 2020. Backlog includes confirmed orders (projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).*

# Strategic Footprint with Customer Access Throughout the U.S.

## 20-YEAR WATER INFRASTRUCTURE INVESTMENT NEED BY STATE

($ Billions)


Water CAPEX, US$
< $1 Billion
> $1 Billion <$5 Billion
> $5 Billion <$10 Billion
> $10 Billion

Northwest Pipe is well positioned to serve its customers and states that are most in need of water infrastructure investment.

*Source: Bluefield Research*

# Northwest Pipe Company Strengths

## WELL-POSITIONED INDUSTRY LEADER

- Largest, most flexible capacity in the market
- Skilled project management group
- Permalok® provides superior product to the microtunnel market
- Added core competency in precast concrete provides new opportunities for potential future expansion and/or acquisitions
- Low freight costs
- Improving operational efficiencies



# 2019 Recap

- Water infrastructure revenue and gross profit dollars reached their highest annual levels since 2008
- Achieved new year-end record for backlog, including confirmed orders of ~$258 million

**NET SALES** ($Millions)



62.3% Increase YOY
$172.2
$279.3
2018
2019

**GROSS PROFIT** ($Millions)



290.1% Increase YOY
$12.1
$47.2
2018
2019

# Q1 2020 Highlights

- US Plants deemed essential and continue to operate amid coronavirus pandemic
- Strong backlog of $224 million including confirmed orders
- Enhanced liquidity position to $70 million, comprised of cash and available borrowings under the amended and extended credit agreement

## NET SALES[1] ($Millions)


10.0% Increase YOY
$62.6
$68.9
Q1 2019
Q1 2020

## GROSS PROFIT ($Millions)


45.8% Increase YOY
$6.6
$9.6
Q1 2019
Q1 2020

*(1) Note: Net sales in the first quarter of 2020 include an $8.0 million contribution from the Company's recently acquired Geneva Pipe Company, Inc. operations.*

# Points of Focus

1. The successful integration of Geneva Pipe and Precast
2. Improving performance by focusing on margin over volume
3. Driving cost reductions and efficiencies at all levels of the Company
4. Growing precast concrete water infrastructure market through expansion or acquisitions




Q&A
EXIT



# Thank You

Northwest Pipe Company